UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

GROVE COLLABORATIVE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40263	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(800) 231-8527

(Registrant’s telephone number, including area code)

Virgin Group Acquisition Corp. II

65 Bleecker Street, 6th Floor

New York, New York, 10012

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GROV.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 16, 2022, Grove Collaborative Holdings, Inc. (formerly known as Virgin Group Acquisition Corp. II (the “Company”)) and Grove Collaborative, Inc. (“Grove”) issued a joint press release announcing the closing of the Company’s previously-announced business combination with Grove (the “Closing”), whereby, among other things, Grove became a wholly-owned subsidiary of the Company. In connection with the Closing, the Company’s name was changed from “Virgin Group Acquisition Corp. II” to “Grove Collaborative Holdings, Inc.”

The foregoing (including Exhibits 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 that is provided solely in connection with Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 16, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

By:	/s/ Stuart Landesberg
	Name:	Stuart Landesberg
	Title:	Chief Executive Officer

Date: June 17, 2022